                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CNB HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                               CNB HOLDINGS, INC.
                                  P.O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of CNB Holdings, Inc., (the "Company") will be held on Thursday, April 11, 2002, at 10:00 a.m., local time in the Training Room at Community National Bank, 900 Memorial Drive, Pulaski, Virginia, for the purpose of considering and voting upon:

     1. The election of three directors of the Company to serve until the 2005 Annual Meeting of Shareholders.

     2. The selection of Larrowe & Company as the Company's independent certified public accountants for the current fiscal year.

     3. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on Monday, February 28, 2002, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person. The Company's 2001 Annual Report to Shareholders is enclosed for your information.

                                            By Order of the Board of Directors

                                            /s/ A. Carole Pratt

                                            A. Carole Pratt
                                            Secretary

March 8, 2002

Please complete and return the enclosed proxy promptly. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

                               CNB HOLDINGS, INC.
                                  P.O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301

                            _________________________

                                 PROXY STATEMENT

                            _________________________


                       2002 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 11, 2002

     This Proxy Statement is furnished to the shareholders of CNB Holdings, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on Thursday, April 11, 2002 at 10:00 a.m., local time at Community National Bank, 900 Memorial Drive, Pulaski, Virginia. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about March 8, 2002.

                                     VOTING

General

     The securities that can be voted at the Annual Meeting consist of the common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Thursday February 28, 2002. On that date the company had outstanding and entitled to vote 926,399 shares of Common Stock, with each share entitled to one vote.

Proxies

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Shareholders should specify their choices with regard to the election of directors on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the election of all director nominees. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     All proxy cards delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company at P.O. Box 1060, 900 Memorial Drive, Pulaski, Virginia 24301, or by executing and delivering to the Secretary a later dated proxy, or by voting in person at the Annual Meeting.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the beneficial ownership of the Common Stock by the directors, executive officers and holders of 5% or more of the outstanding shares of the Common Stock and all directors and executive officers of the Company as a group as of February 28, 2002.

                                                       Principal Occupation             Shares            Percentage of
Name, Age & Address                   Director              During the               Beneficially            Shares
of Beneficial Owner                     Since             Past Five Years              Owned(1)            Outstanding
-------------------                     -----             ---------------              --------            -----------

                                               DIRECTORS TO SERVE UNTIL 2003

Jack W. Bowling, 55                   1993        President, H. T. Bowling, Inc.          61,940(2)            5.3%
Dublin, Virginia

Jackson M. Bruce, 59                  1993        Partner, law firm of Gilmer,
Dublin, Virginia                                  Sadler, Ingram,                         56,095               4.8%
                                                  Sutherland & Hutton
                                                  Chairman of the Bank 1999 -
                                                  present

Nathaniel R. Tuck, D.C., 49           1993        President and Owner,
Pulaski, Virginia                                 Tuck Clinic of                          34,857               3.0%
                                                  Chiropractic, P.C.


                                               DIRECTORS TO SERVE UNTIL 2004

Sybil S. Atkinson, 55                1993         Parish Administrator of Christ          31,423 (3)           2.7%
Pulaski, Virginia                                 Episcopal Church


Randolph V. Chrisley, 54             1993         Senior Vice President of Sales          55,505               4.7%
Greensboro, North Carolina                        & Marketing
                                                  Universal Furniture

J. David Wine, 53                    1993         Founder of Advance Health-Care          56,848(4)            4.9%
Pulaski, Virginia                                 Services, Inc.; and Advanced
                                                  Health Services, Inc.;
                                                  cofounder of Bay State
                                                  Medical, Inc., and Home Care
                                                  Solutions, Inc.

                                                       Principal Occupation             Shares            Percentage of
Name, Age & Address                   Director              During the               Beneficially            Shares
of Beneficial Owner                     Since             Past Five Years              Owned(1)            Outstanding
-------------------                     -----             ---------------              --------            -----------
                                           NOMINEES FOR ELECTION AS
                                         DIRECTORS TO SERVE UNTIL 2005

Hiawatha Nicely, Jr., 52             1993         Chairman, President and CEO of          58,220               5.0%
Dublin, Virginia                                  the Company, COO of the Bank
                                                  1997-1999, Chairman of the
                                                  Bank 1993-1997

A. Carole Pratt, D.D.S., 50          1993         Secretary of the Company;               31,120(5)            2.7%
Pulaski, Virginia                                 General Dentistry


David W. Ratcliff, Jr., 57           1993         Business Manager, Defense               28,925(6)            2.5%
Pulaski, Virginia                                 Reconversion and Development -
                                                  Alliant Ammunition and Powder
                                                  Company

                                                    Executive officers

Phillip M. Baker, 49                              Chief Financial Officer of the             525               0.0%
                                                  Company
                                                  President/Chief Executive
                                                  Officer - Community National
                                                  Bank
All Directors and Executive                                                              415,458              35.5%
Officers As a Group
(10 Persons)

----------
(1) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days. Percentage is determined on the basis of 926,399 shares of Common Stock issued and outstanding, plus in each case shares subject to currently exercisable options. The option ownership of the directors reflected in this column is as follows: Mr. Nicely - 28,595; Dr. Pratt - 16,095; Mr. Ratcliff - 16,095; Ms. Atkinson - 16,095 Mr. Chrisley - 28,005; Mr. Wine - 28,098; Mr. Bowling - 28,563; Mr. Bruce - 28,595; and Dr. Tuck - 16,095.
(2)  Includes 32,625 shares held by an investment company affiliate of Mr.
     Bowling.
(3)  Includes 1,263 shares owned by Ms. Atkinson's minor children.
(4) Includes 3,143 shares owned by an individual retirement account for the benefit of Mr. Wine's wife.
(5)  Includes 380 shares held by Ms. Pratt's minor children.
(6)  Includes 374 shares held jointly with Mr. Ratcliff's children.

                              ELECTION OF DIRECTORS

Nominees

     By resolution of the Board of Directors, the Board shall consist of nine directors. The terms of the directors are staggered so that each year approximately one-third of the Board of Directors is elected and each director serves until the third Annual Meeting following his or her election and thereafter until a successor has been elected and has qualified. This year, the terms of three directors are expiring and thus three directors will be elected.

     Certain information concerning the nominees for election of directors at this Annual Meeting who will serve until the 2005 Annual Meeting of Shareholders is set forth above, as is certain information about the other classes of directors whose terms will expire at the 2003 and 2004 Annual Meetings of Shareholders. All of the nominees are currently directors of the Company and Community National Bank, the Company's subsidiary bank (the "Bank").

     In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than three nominees. The Board of Directors has no reason to believe that any nominee will not serve if elected.

Director Compensation

     The Company paid $3,600 in director's fees during the last fiscal year; each director received $200 per regular scheduled meeting attended. Community National Bank paid a total of $18,900 in directors' fees; each director received $300 per Board meeting attended. Directors of the Company participate in the Company's stock option plan. See "Stock Option Plan."

Company Board and Committee Meetings and Attendance

     The Board of Directors of the Company held nine meetings during the fiscal year. All directors attended at least 75% of all meetings of the Board; except for Mr. Chrisley (56%) and Mr. Wine (67%). The Company's only standing committees are the Stock Option Committee and Audit Committee. See "Stock Option Plan".

Certain Relationships and Related Transactions

     The Company and the Bank have had and expect to have banking and other transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families or corporations, partnerships or other organizations in which such directors or officers have a controlling interest, on substantially the same terms (including price, interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such transactions are not expected to involve more than the normal risk of collectibility nor present other unfavorable features to the Company and the Bank. The Bank is subject to a limit on the aggregate amount it may lend to its and the Company's directors and officers as a group equal to its unimpaired capital and surplus (or, under a regulatory exemption available to banks with less than $100 million in deposits, twice that amount). Loans to individual directors and officers must also comply with the Bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

     The executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board. There are no family relationships among any of the directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED AS DIRECTORS OF THE COMPANY AND THE SELECTION OF LARROWE & COMPANY AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

Executive Compensation

     The following table sets forth the compensation of the Corporation's Executive Officers for the fiscal years ended December 31, 2001, 2000, and 1999. No other officer received in excess of $100,000 for the current year.

                           Summary Compensation Table

                                                                Other Annual
   Chief Executive Officers        Year         Salary          Compensation
   ------------------------        ----         ------          ------------
   Hiawatha Nicely, Jr.            2001         $   ---            $  500
   President                       2000         $   ---            $1,200
   Chief Executive Officer         1999         $12,187            $  ---

   Phillip Baker                   2001         $   ---            $  ---
   Chief Financial Officer         2000         $   ---            $  ---
                                   1999         $   ---            $  ---

     The following table lists the stock options granted during fiscal year 2001 to Hiawatha Nicely, Jr., elected President and Chief Executive Officer of the Company in August 1997. The options listed below were granted under the CNB Holdings, Inc. 1995 Stock Option Plan, pursuant to which directors, executive officers and certain other key employees of the Company and the Bank can receive options to purchase shares of the Company's Common Stock. See "Stock Option Plan."

                        Option Grants in Fiscal Year 2001

                                      Percent of Total
                                           Options
                                         Granted to
                          Options         Employees       Exercise or   Expiration
Name                      Granted     in Fiscal Year(1)   Base Price       Date
----                      -------     ----------------    -----------   ----------
Hiawatha Nicely, Jr.        625            11.97%           $ 7.50       May 2011

_______________
(1) Options for a total of 5,222 shares of Company Common Stock were granted under the Stock Option Plan. Each director of the Company received shares under the plan.

Stock Option Plan

     The Company's Stock Option Plan (the "Plan") was approved by shareholders at the 1995 Annual Meeting. The provides for the issuance of stock options and restricted stock covering an aggregate of 344,375 shares (adjusted for the May 30, 1997 five-for four stock split) to directors, officers and certain key employees of the Company and the Bank and other participants designated under the Plan (collectively, the "Participants"). The Plan provides for the issuance of incentive stock options to officers and key employees of the Company and the Bank and nonqualified stock options and restricted stock to all Plan Participants. The Plan is administered by the Stock Option Committee of the Board of Directors, which consists of Messrs. Bruce, Chrisley, Nicely and Wine and Dr. Pratt.

     Incentive Stock Options. The Plan provides for the issuance of incentive stock options covering a maximum of 62,500 shares of the Common Stock (as adjusted for the May 30, 1997 five-for four stock split), subject to future adjustment for any stock splits, stock dividends, combinations or exchanges, or other changes which affect the Common Stock. As discussed below, incentive stock options afford certain tax benefits to the recipients. In general, to qualify as an incentive stock option, the option must be granted only to employees of the Company, be granted within ten years of the earlier of the date the Plan is adopted by the Board or the date of approval of the Plan by the Company's shareholders, not be exercisable more than ten years after the date of grant, have an exercise price of not less than the fair market value of the Common Stock at the time of grant, not be transferable other than by will or the laws of descent and distribution, and be granted to a person who does not own more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries at the time of grant. In addition, the Internal Revenue Code limits the value of shares that can be exercised for the first time by an employee in any one year under an incentive stock option plan to $100,000.

     Nonqualified Stock Options. The Plan provides for automatic annual grants of nonqualified stock options beginning in 1996 to the directors of the Company on the day following the annual meeting of shareholders based on a formula that reflects his or her performance during the year as judged by certain objective criteria (the "Annual Director Grants"). The formula provides that the number of shares of Common Stock covered by each Annual Director Grant is 625 shares, subject to adjustment (i) downward by 31 shares if the director has missed more than one meeting of the Board of Directors since the last annual meeting, (ii) downward by 31 shares if the director has failed to complete a director education seminar since the last annual meeting, and (iii) upward or downward by not more than 31 shares based on the percentage by which the Bank exceeds or fails to exceed its performance goals. The exercise price is the estimated market price on the grant date.

     In 1995, the Company provided a one-time grant of options to the directors based on performance criteria relating to their participation as directors in the success of the Company and the Bank, including the number of shares purchased in the initial offering, service in leadership positions on committees of the Bank's Board of Directors, and other contributions. The aggregate amount of shares covered by such options was 206,250, as adjusted for the May 30, 1997 five-for-four stock split, exercisable until 2005. The exercise price of those options, as adjusted for the May 30, 1997 stock split, is $8.00 per share.

     All of the nonqualified options issuable to directors described above provide that the options are forfeited should the Company or the Bank be required to increase its equity capital pursuant to a capital directive issued by the Office of Comptroller of the Currency and the holder does not exercise the options with certain time frames.

     Restricted Stock. The Plan permits the issuance of shares of Common Stock to Participants subject to vesting requirements based on continued service to the Company or the Bank, the Company's or the Bank's performance, the individual performance of the grantee, and other conditions deemed appropriate by the Stock Option Committee. Shares of restricted stock are not transferable until vested.

Assuming the maximum option grants described above are made based on the Company's current management structure, there will be no shares of restricted stock available for issuance under the Plan. There are no present plans to issue any shares of restricted stock.

Compliance with Section 16 of the Securities Exchange Act of 1934

     Based on a review of the reports of changes in beneficial ownership of Company Common Stock furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16 of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2001.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no matters other than those stated above which are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                  INFORMATION RELATING TO SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders of the Company must be received by the Company no later than November 8, 2002 in order for such proposals to be included in the Company's proxy statement and form of proxy relating to such meeting.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Larrowe & Company, PLC, Galax, Virginia, acted as the Company's principal independent certified public accountants for the fiscal years ended December 31, 1993 through 2001 and has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year. Representatives of Larrowe & Company, PLC are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Services and Fees During 2001

     As the Company's independent accountants for 2001, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as further described below. None of the hours expended on Larrowe & Company, PLC's audit of the Company's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Company's Audit Committee has considered whether Larrowe & Company, PLC's provision of non-audit services is compatible with maintaining its independence.

     Audit Fees Larrowe & Company, PLC audited the Company's annual financial
     ----------
statements included in its 2001 Annual Report on Form 10-KSB and, during 2001, it reviewed the financial statements included in the Company's Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to the Company for those services was $34,400.

     Financial Information Systems Design and Implementation Fees  During 2001,
     ------------------------------------------------------------
Larrowe & Company, PLC provided no services related to financial information systems design and implementation.

     All Other Fees  In addition to the services listed above, during 2001,
     --------------
Larrowe & Company, PLC provided a number of other services to the Company for which the aggregate amount of fees billed to the Company was $26,600.

                           AVAILABILITY OF FORM 10-KSB

     On or about March 31, 2002, the Company will file with the Securities and Exchange Commission an annual report (Form 10-KSB) for the year ended December 31, 2001. A copy of the Company's Form 10-KSB can be obtained without charge by writing to the Corporate Secretary at P.O. Box 1060, 900 Memorial Drive, Pulaski, Virginia 24301. A copy may also be obtained on the internet at www.sec.gov.
-----------


                                        By order of the Board of Directors

                                        /s/ A. Carole Pratt

                                        A. CAROLE PRATT
                                        Secretary

Pulaski, Virginia
March 8, 2002

                               CNB HOLDINGS, INC.
                                 P. O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301

     This proxy is solicited by the Board of Directors of CNB Holdings, Inc. (the "Company") for the 2002 Annual Meeting of Shareholders to be held on April 11, 2002 (the "Annual Meeting").

     The undersigned hereby appoints Jack W. Bowling and Nathaniel R. Tuck and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournments thereof, on the following matters in the following manner:

1. Election of three directors of the Company to serve until the 2005 Annual Meeting of Shareholders.

    [_]  FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote for
         (except as marked to the contrary        all (except nominees listed
         below)                                   below



       Hiawatha Nicely, Jr., A. Carole Pratt, DDS, David W. Ratcliff, Jr. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.)

--------------------------------------------------------------------------------


2. The selection of Larrowe & Company as the Company's independent certified public accountants for the current fiscal year.

3. In accordance with their judgment, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     When this Proxy is properly executed and returned, and not revoked, the shares it represents will be noted at the meeting in accordance with the choices specified above. If no choice is specified, it will be voted for the election of the nominees listed above.

       PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.


Date: ___________________, 2002              __________________________________
                                                 (Signature of Shareholder)


                                             __________________________________
                                                 (Signature of Shareholder)

NOTE: When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.